[logo] M F S(SM)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                              DECEMBER 31, 1996
MFS(R) LIMITED MATURITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


[Graphic Omitted]

MFS(R) LIMITED MATURITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGER                                                   Boston, MA 02107-9906
Geoffrey L. Kurinsky*
                                                                    For additional information,
TREASURER                                                           contact your financial adviser.
W. Thomas London*
                                                                    CUSTODIAN
ASSISTANT TREASURER                                                 Investors Bank & Trust Company
James O. Yost*
                                                                    AUDITORS
SECRETARY                                                           Deloitte & Touche LLP
Stephen E. Cavan*
                                                                    WORLD WIDE WEB
ASSISTANT SECRETARY                                                 www.mfs.com
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms. This should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve Board's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing, but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals, and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/A. Keith Brodkin                       /s/Geoffrey L. Kurinsky
   A. Keith Brodkin                          Geoffrey L. Kurinsky
   Chairman and President                    Portfolio Manager

 January 9, 1997


MFS LIMITED MATURITY SERIES

The Series commenced operations on August 14, 1996, and from that date through December 31, 1996, provided a total return of 2.61%. This was a strong period for shorter-maturity fixed-income securities as interest rates on two-year Treasuries fell from 6.40% to 5.75%, while the market adopted the view that the pace of economic growth was declining. There was no change in rates from the Federal Reserve as the economy continued to grow, albeit at a slower pace, and inflationary pressures remained absent. Despite market concerns over a pickup in the pace of inflation, both labor costs and commodity prices remained relatively restrained.

    The Series' performance benefited from the decline in interest rates and the Series' overweighting in investment-grade securities. As is typical in periods of strong economic activity, the 3.83% return of short-term "BBB" investment-grade corporate securities for the last half of 1996 outperformed Treasury securities, which returned 3.57% according to Lehman Brothers. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The Series' weightings in "BBB" investment-grade securities stands at around 45% of the portfolio, which is a higher exposure than competing funds of the competitive universe as defined by Lipper Analytical Services, Inc., an independent firm which reports mutual fund performance.

    Looking forward, we will continue to increase the Series' exposure to investment-grade corporate securities toward the 65% level. This is consistent with our view that the corporate securities will continue outperforming Treasuries as 1997 marks another year of steady economic growth.

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky is Senior Vice President of Massachusetts Financial Services (MFS) and manages MFS Limited Maturity Series. He joined MFS as Portfolio Manager in the Fixed Income Department in 1987 and was named Vice President in 1990 and Senior Vice President in 1993. Mr. Kurinsky is a graduate of the University of Massachusetts and holds an M.B.A. in Finance from Boston University.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Limited Maturity Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1996 to December 31, 1996)

               MFS            Consumer       Merrill Lynch
               Limited        Price          1-5 Year
               Maturity       Index -        Government/Corporate
Date           Series         U.S.           Bond Index
----           --------       --------       --------------------
 8/96          10000.0        10000.0        10000.0
 8/96           9940.0        10020.0        10024.0
 9/96          10060.0        10054.0        10134.0
10/96          10200.0        10086.0        10274.0
11/96          10300.0        10105.0        10375.0
12/96          10260.0        10124.0        10348.0


AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                                         Life+
------------------------------------------------------------------------------
MFS Limited Maturity Series                                           + 2.61%
------------------------------------------------------------------------------
Average short-term investment-grade debt fund                         + 2.48%
------------------------------------------------------------------------------
Merrill Lynch One- to Five-year Government/Corporate Bond Index++**   + 3.48%
------------------------------------------------------------------------------
Consumer Price Index*++                                               + 1.24%
------------------------------------------------------------------------------
 *The Consumer Price Index is a popular measure of change in prices.
**The Merrill Lynch one- to five-year Government/Corporate Bond Index is an unmanaged composite of coupon-bearing Treasury issues, debt of the U.S. government and its agencies, and corporate debt rated BB/Baa or better.
 +For the period from the commencement of investment operations, August 14,
  1996 to December 31, 1996.
++Source: CDA/Wiesenberger.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administrative fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Bonds - 95.2%
-----------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)     Value
-----------------------------------------------------------------------------
U.S. Bonds - 91.3%
  Banks and Credit Companies - 7.7%
    Advanta Corp., 7.47s, 2001                                 $ 20  $ 20,345
    Capital One Financial Corp., 7.25s, 2003                     20    19,675
                                                                     --------
                                                                     $ 40,020
-----------------------------------------------------------------------------
  Entertainment - 3.9%
    Time Warner, Inc., 7.45s, 1998                             $ 20  $ 20,220
-----------------------------------------------------------------------------
  Financial Services - 1.0%
    United Cos. Financial Corp., 9.35s, 1999                   $  5  $  5,318
-----------------------------------------------------------------------------
  Food and Beverage Products - 11.7%
    Great Atlantic & Pacific Tea Co., Inc.,
      9.125s, 1998                                             $ 20  $ 20,514
    Nabisco, Inc., 8s, 2000                                      20    20,775
    RJR Nabisco, Inc., 8s, 2001                                  20    20,064
                                                                     --------
                                                                     $ 61,353
-----------------------------------------------------------------------------
  Forest and Paper Products - 2.1%
    Boise Cascade Corp., 9.9s, 2001                            $ 10  $ 11,199
-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 3.9%
    Taubman Realty Group, 8s, 2001                             $ 20  $ 20,643
-----------------------------------------------------------------------------
  Telecommunications - 3.8%
    Tele-Communications, Inc., 6.275s, 2003                    $ 20  $ 19,900
-----------------------------------------------------------------------------
  U.S. Government and Agency Obligations - 55.3%
    Federal National Mortgage Assn., 7.5s, 2011                $ 97  $ 99,205
    U.S. Treasury Notes, 9.125s, 1999                           135   144,260
    U.S. Treasury Notes, 6.875s, 2000                            20    20,450
    U.S. Treasury Notes, 6.25s, 2001                             25    25,023
                                                                     --------
                                                                     $288,938
-----------------------------------------------------------------------------
  Utilities - Electric - 1.9%
    System Energy Resources, 7.8s, 2000                        $ 10  $ 10,121
-----------------------------------------------------------------------------
Total U.S. Bonds                                                     $477,712
-----------------------------------------------------------------------------
Foreign Bonds - 3.9%
  Chile
    Empresa Electrica Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                 $ 20  $ 20,275
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $496,110)                              $497,987
-----------------------------------------------------------------------------

Short-Term Obligations - 1.9%
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 1/02/97,
    at Amortized Cost                                          $ 10  $  9,997
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $506,107)                        $507,984

Other Assets, Less Liabilities - 2.9%                                  14,948
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                  $522,932
-----------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
December 31, 1996
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $506,107)                $507,984
  Cash                                                                1,378
  Interest receivable                                                 7,464
  Receivable from investment adviser                                  2,771
  Deferred organization expenses                                      8,499
                                                                   --------
      Total assets                                                 $528,096
                                                                   --------
Liabilities:
  Payable to affiliate for management fee                          $     23
  Accrued expenses and other liabilities                              5,141
                                                                   --------
      Total liabilities                                            $  5,164
                                                                   --------
Net assets                                                         $522,932
                                                                   ========
Net assets consist of:
  Paid-in capital                                                  $522,437
  Unrealized appreciation on investments                              1,877
  Accumulated net realized loss on investments                       (1,431)
  Accumulated undistributed net investment income                        49
                                                                   --------
      Total                                                        $522,932
                                                                   ========
Shares of beneficial interest outstanding                           52,239
                                                                    ======
Net asset value per share
  (net assets of $522,932 / 52,239 shares of beneficial
  interest outstanding)                                             $10.01
                                                                    ======

See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------------
Period Ended December 31, 1996*
-----------------------------------------------------------------------------
Net investment income:
    Interest income                                                   $14,813
                                                                      -------
  Expenses -
    Management fee                                                    $ 1,064
    Trustees' compensation                                                508
    Shareholder servicing agent fee                                        66
    Custodian fee                                                          82
    Printing                                                            8,401
    Auditing fees                                                       2,356
    Legal fees                                                            994
    Amortization of organization expenses                                 689
    Miscellaneous                                                         540
                                                                      -------
      Total expenses                                                  $14,700
    Fees paid indirectly                                                  (59)
    Reduction of expenses by investment adviser                       (12,705)
                                                                      -------
      Net expenses                                                    $ 1,936
                                                                      -------
        Net investment income                                         $12,877
                                                                      -------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment
    transactions                                                      $(1,440)
                                                                      -------
  Change in unrealized appreciation on investments                    $ 1,877
                                                                      -------
      Net realized and unrealized gain on investments                 $   437
                                                                      -------
        Increase in net assets from operations                        $13,314
                                                                      =======

*For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------
Period Ended December 31, 1996*
----------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $ 12,877
  Net realized loss on investments                                   (1,440)
  Net unrealized gain on investments                                  1,877
                                                                   --------
    Increase in net assets from operations                         $ 13,314
                                                                   --------
Distributions declared to shareholders from net investment
  income                                                           $(12,819)
                                                                   --------
Series share (principal) transactions -
  Net proceeds from sale of shares                                 $501,018
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                    12,819
                                                                   --------
    Increase in net assets from Series share transactions          $513,837
                                                                   --------
      Total increase in net assets                                 $514,332
Net assets:
  At beginning of period                                              8,600
                                                                   --------
  At end of period (including accumulated undistributed net
    investment income of $49)                                      $522,932
                                                                   ========

*For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------
Period Ended December 31, 1996*
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $10.00
                                                                    ------
Income from investment operations# -
  Net investment income(S)                                          $ 0.25
  Net realized and unrealized gain on investments and foreign
    currency transactions                                             0.01
                                                                    ------
      Total from investment operations                              $ 0.26
                                                                    ------
Less distributions declared to shareholders -
  From net investment income                                        $(0.25)
                                                                    ------
Net asset value - end of period                                     $10.01
                                                                    ======
Total return                                                         2.61%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                           1.00%+
  Net investment income                                              6.61%+
Portfolio turnover                                                    109%
Average commission rate
Net assets at end of period (000 omitted)                           $  523

  * For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.
  + Annualized.
 ++ Not annualized.
#   Per share data is based on average shares outstanding.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
    Net investment income                                           $ 0.01
    Ratios (to average net assets):
      Expenses                                                       7.55%+
      Net investment income                                          0.06%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Limited Maturity Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were eight shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the period ended December 31, 1996, $9 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for asset-backed securities. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated undistributed net investment income and net realized loss on investments under book accounting were different from tax accounting due to temporary differences in accounting for wash sales and capital loss carryforwards.

At December 31, 1996, the Series, for federal income tax purposes, had a capital loss carryforward of $1,267 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.45% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.45% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $12,705.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                Purchases         Sales
-----------------------------------------------------------------------
U.S. government securities                       $580,641      $387,764
                                                 ========      ========
Investments (non-U.S. government securities)     $456,493      $150,622
                                                 ========      ========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $506,107
                                                               ========
Gross unrealized appreciation                                  $  3,067
Gross unrealized depreciation                                    (1,190)
                                                               --------
    Net unrealized appreciation                                $  1,877
                                                               ========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:


                                               Period Ended
                                               December 31, 1996*
                                               -------------------------
                                                    Shares        Amount
------------------------------------------------------------------------
Shares sold                                         50,102      $501,018
Shares issued to shareholders in
  reinvestment of distributions                      1,277        12,819
                                                    ------      --------
    Net increase                                    51,379      $513,837
                                                    ======      ========
*For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended December 31, 1996 was $4.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Limited Maturity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations and the statements of changes in net assets and financial highlights for the period from August 14, 1996 (the commencement of investment operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Limited Maturity Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997



                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                  VLM-2/97 230